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                                                                  EXHIBIT 23.1


                        CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference of our report dated June 29, 1999 on the financial statements and supplemental schedules of the Grey Wolf Drilling Company 401(k) Plan as of December 31, 1998 and 1997 and for the year ended December 31, 1998, included in this form 11-K, into the previously filed Grey Wolf, Inc. Form S-8 Registration Statements (File No. 333-65049)


                                         /s/  KPMG LLP

July 13, 1999
Houston, Texas